SUPPLEMENT TO THE FIDELITY FREEDOM FUNDS' MAY 20, 1997 PROSPECTUS
The following information replaces similar information found in the "Description of Underlying Fidelity Funds" section on page 23:
FIXED-INCOME FUNDS
INVESTMENT GRADE
FIXED-INCOME FUNDS
FIDELITY GOVERNMENT SECURITIES FUND seeks high current income, consistent with preservation of principal, by investing in U.S. Government securities and instruments related to U.S. Government securities under normal conditions.
Although the fund does not maintain an average maturity within a specified range, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to government bonds with maturities between five and 12 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated final maturity. As of September 30, 1997, the fund's dollar weighted average maturity was approximately 8.0 years.
The fund normally invests only in U.S. Government securities, repurchase agreements and other instruments related to U.S. Government securities. Under normal conditions, FMR will invest at least 65% of the fund's total assets in U.S. Government securities and repurchase agreements for U.S. Government securities. Other instruments may include futures or options on U.S. Government securities or interests in U.S. Government securities that have been repackaged by dealers or other third parties. It is important to note that neither the fund's share price nor yield is guaranteed by the U.S. Government.